Exhibit 99.1

ANNUAL MEETING OF STOCKHOLDERS OF

OCEANFIRST FINANCIAL CORP.

MAY 9, 2008

MR. GARBARINO:	THIS IS THE 106TH ANNUAL MEETING OF THE CORPORATE ENTITY NOW KNOWN AS OCEANFIRST FINANCIAL CORP., AND TODAY MARKS THE TWELFTH TIME I HAVE HAD THE PRIVILEGE TO ADDRESS THIS ANNUAL SHAREHOLDERS MEETING SINCE OUR 1996 CONVERSION AS A PUBLICLY OWNED COMPANY. THIS PAST YEAR HAS PRESENTED A CONTINUATION OF THE HOSTILE ECONOMIC ENVIRONMENT, COMPLICATED BY OUR COMPANY’S PRIOR PROBLEMS WITH SUBPRIME MORTGAGE BANKING OPERATIONS AT OUR NOW SHUTTERED SUBSIDIARY. WE ARE GRATIFIED

THAT WE HAVE MOVED PAST THESE PROBLEMS AND GENUINELY APPRECIATE THE OPPORTUNITY TO FORMALLY REVIEW THESE MATTERS WITH YOU THIS MORNING.

BEFORE I BEGIN TO DISCUSS SPECIFICS REGARDING OUR FINANCIAL PERFORMANCE, HOWEVER, LET ME CALL YOUR ATTENTION TO THE FOLDER YOU RECEIVED WHEN YOU REGISTERED TODAY. I REFER YOU TO THE LEFT SIDE POCKET OF THE FOLDER AND THE OVERHEAD SCREEN WHERE WE PROVIDE YOU WITH OUR FORWARD LOOKING STATEMENT DISCLOSURE. PLEASE TAKE CAREFUL NOTE OF THE REQUIRED CAUTION WE MUST PROVIDE YOU REGARDING FORWARD-LOOKING STATEMENTS, WHICH ALLOWS ME TO SPEAK OPENLY WITH YOU THIS MORNING.

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IN RECENT YEARS, ALL FINANCIAL INSTITUTIONS’ PERFORMANCE HAS BEEN BUFFETED BY EXTRAORDINARY ECONOMIC PRESSURE. THE SUBPRIME ISSUES WE ENCOUNTERED AT OUR SUBSIDIARY COMPANY WERE A CONTAGION WHICH SPREAD THROUGHOUT THE INDUSTRY AND HAVE OBVIOUSLY BEEN THE SUBJECT OF INTENSE NATIONWIDE MEDIA COVERAGE. UNIVERSALLY, BANK ASSET QUALITY HAS BECOME THE MAJOR INVESTOR CONCERN EVEN AS BANK MARGINS ARE INEVITABLY SQUEEZED AND EARNINGS ARE MORE

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DIFFICULT TO GENERATE FROM DIMINISHED SPREADS. AS I STAND HERE TODAY, HOWEVER, I CAN CONFIDENTLY REPORT TO YOU THAT ASSET QUALITY AT OCEANFIRST IS SIGNIFICANTLY STRONGER THAN REPORTED ELSEWHERE IN THE INDUSTRY. IN GENERAL TERMS, DESPITE THE HOLDOVER OF SOME NON-PERFORMING LOANS, WHICH WE CONTINUE TO SERVICE FROM OUR SHUTTERED MORTGAGE BANK SUBSIDIARY, OUR MARKET IS RESILIENT TO THE EXTRAORDINARY STRESSES REPORTED ELSEWHERE. OCEANFIRST CONTINUES TO OUTPERFORM ALL NATIONAL AND REGIONAL INDICES RELATIVE TO LOAN DELINQUENCIES.

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MOREOVER, AT OCEANFIRST, OUR MARGINS ARE EXPANDING, EARNINGS ARE GROWING AND, MORE IMPORTANTLY FOR OUR SHAREHOLDERS, THE STOCK MARKET IS TAKING NOTICE, AS OUR STOCK PRICE CONTINUES TO REBOUND SMARTLY FROM LAST YEAR’S LOWS.

SHORTLY, COO NARDELLI WILL BE REVIEWING THE STEPS WE HAVE TAKEN OVER THE PAST YEAR TO EXIT THE MORTGAGE BANKING BUSINESS AT OUR SUBSIDIARY COMPANY, COLUMBIA HOME LOANS. THIS SIMPLIFICATION OF OUR BUSINESS STRATEGY IS NOT EXPECTED TO HAMPER OUR ABILITY TO GROW EARNINGS. THIS IS A CONSEQUENCE OF THE

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CONTINUOUS DIVERSIFICATION OF OUR REVENUE STREAM, WHERE EVEN EXCLUDING MORTGAGE BANKING REVENUE, A SUBSTANTIAL PORTION OF OUR TOTAL INCOME IS NON-SPREAD RELATED. FOR THE CURRENT YEAR, NON-INTEREST INCOME IS PROJECTED TO EXCEED 23% OF TOTAL INCOME. THIS DIVERSIFICATION HELPS STABILIZE THE BOTTOM LINE IN WHAT IS A DIFFICULT SPREAD ENVIRONMENT.

WE ARE SUCCESSFULLY EXECUTING OUR COMMUNITY BANK BUSINESS PLAN AFTER APPROPRIATELY DEALING WITH THE ISSUES WHICH AROSE LAST YEAR. OUR BUSINESS PLAN IS FOCUSED ON RESUMING THE GROWTH WE HAVE PREVIOUSLY

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GENERATED IN OUR CORE DEPOSITS, COMMERCIAL LOANS AND NON-INTEREST INCOME. THIS WILL DRIVE OUR REVENUE AND EARNINGS GOALS THROUGHOUT THE REMAINDER OF THIS YEAR.

FOLLOWING THE CONDUCT OF THE FORMAL BUSINESS OF THIS MEETING AGENDA, MR. NARDELLI AND I WILL CONTINUE TO REVIEW THE RECENT OPERATIONS AT OCEANFIRST. FOLLOWING HIS PRESENTATION, I WILL ENTERTAIN A GENERAL QUESTION AND ANSWER SESSION.

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FORMAL MEETING AGENDA

MR. GARBARINO:	THIS BRINGS US TO THE END OF THE FORMAL BUSINESS AGENDA OF OUR MEETING.

AS PROMISED, WE WILL NOW SPEND SOME ADDITIONAL TIME TO FURTHER BRING YOU UP TO DATE ON THE RECENT EVENTS AT THE COMPANY. TO SUMMARIZE THE STEPS WE HAVE TAKEN TO DEAL WITH THE SUBPRIME ISSUES AT OUR COLUMBIA HOME LOANS SUBSIDIARY, I’LL REINTRODUCE OUR COO MR. VITO NARDELLI.

MR. NARDELLI:	I REFER YOU TO YOUR FOLDER AND THE POWERPOINT PRESENTATION IN THE LEFT SIDE POCKET WHICH CONTAINS COPIES OF MY POWERPOINT PRESENTATION.

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POWERPOINT

MR. GARBARINO:	THANK YOU, MR. NARDELLI, FOR YOUR OUTSTANDING ACCOMPLISHMENTS IN BRINGING TO A CLOSE THE SUBPRIME EPISODE OF OUR BANK’S 106 YEAR HISTORY. ON BEHALF OF OUR DIRECTORS, EMPLOYEES AND SHAREHOLDERS, WE EXTEND OUR HEARTFELT THANKS AND CONGRATULATIONS FOR A JOB WELL DONE.

HAVING MOVED PAST THIS EPISODE, THIS NEW YEAR PROMISES A BRIGHTER FUTURE FOR OUR COMPANY. AS NOTED EARLIER, OUR SIMPLIFIED COMMUNITY BANK BUSINESS PLAN FOCUSES ON A BACK TO

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BASICS APPROACH BY THE BANK WHICH HAS GENERATED IMPROVING PERFORMANCE QUARTER AFTER QUARTER. THE MAJORITY OF OCEANFIRST BUSINESS METRICS ARE POSITIVE AND IMPROVING. THE MARKET HAS RECOGNIZED THIS AND REFLECTS A RENEWED CONFIDENCE IN OUR SHARE PRICE, WHICH AS OF THURSDAY IS 41.2% OVER THE 52-WEEK LOW AND UP 25.5% YEAR-TO-DATE.

AS WE MOVE FORWARD, WE REMAIN CONFIDENT THAT OCEANFIRST IS POSITIONED TO REBUILD EARNINGS MOMENTUM AND GENERATE THE MARKET RECOGNITION OUR SHAREHOLDERS DESERVE FOR THEIR INVESTMENT GROWTH. I THANK YOU FOR

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YOUR CONTINUED SUPPORT AND OFFER TO ADDRESS ANY QUESTIONS RELATIVE TO OUR COMPANY THAT YOU HAVE THIS MORNING.

Q&A

SINCE THERE APPEAR TO BE NO OTHER QUESTIONS, I SHALL ENTERTAIN A MOTION TO ADJOURN.

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2008 ANNUAL MEETING OF SHAREHOLDERS OceanFirst Financial Corp. MAY 9, 2008 Exhibit 99.1

OceanFirst Financial Corp.
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company.
These forward-looking statements are generally identified by use of the words “believe”,
“expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions.  The
Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the
Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines.
These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

How OceanFirst Bank
How OceanFirst Bank
Responded to
Responded to
the Subprime Issue
the Subprime Issue
Vito R. Nardelli, Executive Vice President
Vito R. Nardelli, Executive Vice President
Chief Operating Officer, OceanFirst Bank
Chief Operating Officer, OceanFirst Bank

OceanFirst Bank’s Response OceanFirst Bank’s Response Discovery Actions Taken Moving On

Columbia Home Loans (CHL)
Columbia Home Loans (CHL)
CHL was acquired in 2000
Managed by its own team of officers
Originated prime, subprime and Alt-A loans
for sale to investors
In early 2006, CHL increased its production of
subprime loans – $480.2 million through
June 30, 2007

Discovery
Discovery
February 2007
Failure to timely report to Bank Management significant
increase in early payment default repurchase requests was
discovered
Senior Bank leadership deployed to CHL to determine the
extent of the exposure to repurchase requests and the
potential financial exposure to the Company
March 2007
Discovered $40 Million in concealed repurchase requests
since October 2006

Actions Taken
Actions Taken
At the direction of the Board, Executive Management
formulated a plan of action
Bank Executives:
Assumed operating responsibility of CHL
Began a preliminary investigation to determine what caused the concealment of information
Preserved and protected all records for any future investigation
All subprime mortgage origination was discontinued in
March 2007
CHL Senior Management was released in April 2007
CHL President resigned in May 2007

Actions Taken (Continued)
Actions Taken (Continued)
Releases were negotiated by the Bank with most investors
to mitigate loss exposure
2Q’07 – The Bank sold as many of the remaining CHL
subprime loans as possible
Reserves for Repurchases were established for
$13.6 Million through mid-year 2007
The Reserves have proved to be more than adequate
Reserve levels are evaluated quarterly
The Bank has been able to recapture $661,000 of the Reserves over the past three quarters

Moving On
Moving On
CHL has been shuttered
The rate of repurchase requests has dramatically
decreased
93.1% of the risk exposure from CHL subprime
production has been reduced
A forensic accounting firm was engaged by the Board
and found “no specific patterns of misconduct”
There is a substantial reduction in risk with the
passage of time

Where We Stand
Where We Stand
Total Provision for Repurchased Loans $12.9 Million
Loss on Sale and Market Write-down on Loans – 2007 $10.7 Million
Total of Loan Related Losses $23.6 Million
Residual Reserve for Repurchased Loans
at March 31, 2008 $  1.7 Million
Repurchase Requests Outstanding at
March 31, 2008 $   -0-

The Reserve has Performed as Expected
The Reserve has Performed as Expected
$-
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
$40,000,000
$45,000,000
12/31/2006 3/31/2007 5/15/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008
Repurchase Claims Pending Reserve for Potential Claims

Summary Summary OceanFirst Bank Identified the issue at CHL Decisively took remedial action Returned to our Community Bank model